Separating to Enhance Value and Increase Growth Potential MAY 29, 2013 Exhibit 99.2

Forward Looking Statements
This investor presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this release, including the planned separation of Sallie Mae’s portfolios holding federally guaranteed and private education loans, as well as most related servicing and collections activities, from the private education loan origination and servicing business, including Sallie Mae Bank and the private loans it currently holds, and the expected financial results of the two companies after the separation. Statements that are not historical facts, including statements about Sallie Mae’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in Sallie Mae’s Annual Report on Form 10-K for the year ended Dec. 31, 2012;
increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which Sallie
Mae is a party; credit risk associated with Sallie Mae’s exposure to third parties, including counterparties to Sallie Mae’s derivative transactions;
and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). Sallie Mae could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, including those of third-
party vendors; damage to its reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on its business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally;
increased competition from banks and other consumer lenders; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of Sallie
Mae’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this investor presentation are qualified by these cautionary statements and are made only as of the date of this presentation. Sallie Mae does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations except as required by law. In addition, the planned separation transaction and the terms, details, asset allocations, timing and implementation are all subject to change as Sallie Mae continues to consider, analyze and work on the implementation of the foregoing.

Sallie Mae’s Progress Post-2008
Built leading private education lending platform
Consistent access to low-cost funds through ABS issuance and consumer deposits
Significantly reduced unsecured debt outstanding
Proven ability to monetize FFELP residuals at attractive levels
Executed capital return strategy through dividends and share repurchases
Steady improvement in credit quality
Repositioned franchise in response to elimination of FFELP
Aggressively managed expenses
Major achievements across all facets of the business:
Liquidity, Earnings, Capital Management, Credit Quality & Operations

Separate Into Two Distinct Businesses
NewCo Sallie Mae Bank
Strategic
Focus
Leading education loan management
company
Leading private education loan origination
franchise – retains Sallie Mae brand
Key
Businesses
FFELP Loan Portfolio
Non-Bank Private Education Loan Portfolio
Existing Secured & Unsecured Debt
Largest Education Loan Servicer
Collection
Guarantor Servicing
Largest Private Education Loan Originator
Private Loan Servicing (incl. NewCo loans)
Other Consumer Assets (Future)
Deposits
Upromise
Insurance
Leadership Jack Remondi Joseph DePaulo
Currently Chief Executive Officer Currently Executive Vice President,
Banking and Finance

Rationale for Separation of Businesses
Provide greater visibility into the financial and operating performance of each business
Allocate capital in a more efficient and customized manner for each business
Create strategic flexibility and increase management focus
Optimal structure for complex and increasingly different regulatory environment
Attract a more focused shareholder base to the specific operating and return characteristics of each business

Key Business Metrics & Financial Attributes
NewCo Sallie Mae Bank
Key Financial
Metrics
Key Financial
Attributes
$ in billions, except per share amounts
Total Assets
$164.8
$118.1
Private Loans
$31.6
Other Assets $15.1
Unsecured Debt
$17.9
Capital
$3.5
Total Assets
$9.9
Private Loans $5.9
Other Assets
$4.0
Deposits
$7.8
Capital
$1.6
ROE 16 – 20%
Predictable cash flows
Consistent capital return
Strong debt service coverage
High ROE
High growth
Highly-capitalized
FFELP Loans
Note: Based on current plans and SLM’s 31-Mar-2013 financial information.

NewCo Profile
Expand leading education loan portfolio
manager, servicer, and collection business
Maintain stable dividend and actively
manage capital structure
Diversify fee revenue through expansion
and growth of federal and other service
contracts
Efficiently manage expense base
Maintain access to capital markets
Leading market share and infrastructure
well-positioned for evolving market place
Substantial institutional knowledge and
expertise
Strong cash flow generation with ample
debt service coverage
Substantial economies of scale – can
continue to deepen relationship and
servicing contract with the Department of
Education
Strategy Strengths

NewCo Profile
NewCo Net Assets Projected Life of Loan Cash Flows
$ in billions
Net Assets
Secured FFELP Net Assets
$6.4
Secured Private Net Assets
6.7
Net Tangible Assets
7.9
Total Net Assets
$21.0
Unsecured Debt
$17.9
FFELP Cash Flows
Secured
Residual
$9.4
Floor
2.8
Servicing
4.9
Total Secured
$17.0
Unencumbered
$0.9
Total FFELP Cash Flows
$17.9
Private Credit Cash Flows
Secured
Residual
$10.7
Servicing
1.3
Total Secured
$12.0
Unencumbered
$7.2
Total Private Cash Flows
$19.2
Combined Cash Flows
$37.1

Sallie Mae Bank Profile
Help families save and pay for college
through responsible loan, insurance, and
savings products
Continue to grow the market leading
Private Education Loan Origination
franchise
Leverage Sallie Mae Brand to develop
other consumer products
Diversify and grow funding-base
The most-recognized brands in the
education loan industry
Leading market share (~47%) in private
loan originations
Sustainable growth model with high current
and expected returns
Simple, low cost delivery system
Proven securitization program
Stable, deposit funded balance sheet
Strategy
Strengths

Sallie Mae Bank Profile
$2.3
$2.7
$3.3
$4.0
2010 2011 2012 2013E
Loan Origination
Balance Sheet Overview
Private Education Loan Growth
Assets
FFELP Loans
$1.1
Private Education Loans
5.9
Other
2.9
Total Assets
$9.9
Liabilities
Bank Deposits
$7.8
Other Liabilities
0.5
Total Liabilities
$8.3
Total Capital
$1.6
Tier 1 RBC Ratio
13.8%
32.0%
40.0%
47.0%
51.0%
2010 2011 2012 2013E
Origination Market Share (%)

Proposed Transaction Details
Proposed
Transaction
Structure
Financial
Details
Timing &
Approvals
The separation would be effected via a tax-free spin-off to Sallie Mae shareholders
Upon completion of the transaction, Sallie Mae’s then current shareholders would own 100% of the common stock of both NewCo and Sallie Mae Bank, each of which would be independent, publicly traded companies
Distribution ratio for the spin-off has not been determined
All existing secured and unsecured debt will remain at NewCo
NewCo expects to follow a capital return policy that is consistent with current policy (dividend and share repurchase)
Sallie Mae Bank is not expected to pay a common dividend initially in order to retain capital to support growth
Expect the separation of the business and spin-off distribution to be completed within 12 months
Subject to certain customary conditions including Board of Director approval, receipt of a favorable
IRS ruling and tax opinion, SEC effectiveness of Form 10
The contemplated separation and distribution will not require a shareholder vote